UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Government Properties Income Trust
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On May 14, 2018, Government Properties Income Trust made available the following investor presentation.

2

InvestoEr ngagemenPt resentation May2018

Leg aDlisclaimers. THISPRESENTATIONCONTAINSINFORMATIONABOUTFOURREALES TATEINVESTMENTRUSTS(,THE“MANAGEDREITS”)I,NCLUDING HOSPITALITYPROPERTIESTRUSTS,ENIORHO USINGPROPERTIESTRUSTS,ELECITNCOME REIAT NDGOVERNMENPT ROPERTIESINCOME TRUSTT.HEINFORMATIONHEREINREGARDINGAMANAGEDREI(TEACHA,“COMPANY”H) ASBEENPROVIDEDSOLELYBYTHAT COMPANYN. OCOMPANYGUARANTEESTHEACCURACYORCOMPLETENESSOFINFORMATIONHEREINABOUAT NOTHER COMPANY. WARNINGREGARDINGFORWARDLOOKINGSTATEMENTS THISPRESENTATIONCONTAINSFORWARDLOOKINGSTATEMENTS REFORMACOT F1995ANDOTHERSECURITIESLAWSF.ORWARDLOOKING WITHINTHEMEANINGOFTHEPRIVATESECURITIESLITIGATION STATEMENTSAREBASEDUPONTHEPRESENITNTENTB, ELIEFS OREXPECTATIONSOFTHEAPPLICABLECOMPANYF.ORWARDLOOKINGSTATEMENTSARENOGT UARANTEEDTO CCURANDMAY NOOT CCURA. CTUALRESULTSMAYDIFFERMATERIALLYFROM STATEMENTSASARESULOT FVARIOUSFACTORSI,NCLUDING THOSECONTAINEDINORIMPLIEDBYTHESEFORWARDLOOKING SOMEWHICHAREBEYONDTHEAPPLICABLECOMPANY’SCONTROL ANDSOMETHAAT REREFERENCEDINTHEAPPLICABLECOMPANY’SANNUALREPOROT NFORM10-KFORTHEFISCALYEARENDED 2017ANDITSUBSEQUENTFILINGSWITHTHESECURITIESANDEX CHANGECOMMISSION(“SEC”)Y. OUSHOULDNOPT LACEUNDUE RELIANCEUPONANYFORWARDLOOKINGSTATEMENTE. XCEPAT SREQUIREDBYAPPLICABLELAWT,HEAPPLICABLECOMPANY UNDERTAKESNOOBLIGATIONTOUPDATEORREVISEANYFO FUTUR EVENTSOROTHERWISE. RWARDLOOKINGSTATEMENAT SARESULOT FNEWINFORMATION, ADDITIONALINFORMATIONREGARDINGTHEM ANAGEDREITSANDTHEIR2018ANNUALMEETINGS Shareholderos afManagedREIaT reencouragetoreadtheManage dREIT’ds efinitiveproxystatemenftoirt2s 018annuaml eeting osfhareholderfsiledwiththeSECandany amendmentos srupplementtsheretot,heMa nagedREIT’as nnuarleporot nForm10-K fotrheyeaer nded2017andotherrelevandt ocumenttshattheManagedREIhT afsiledwiththeSECbecausethesedocuments containimportanitnformationS.hareholderos afManagedREIT mayobtainfreeocf hargecopieos sfuchManagedREIT’s definitiveproxystatemenat ndtheothedr o cumentisht afsiledwiththeSECattheSEC’ws ebsite(http://sec.gov)S.hareholder s of aManagedREImT ayalsoobtainfreeocf hargecopieos tfhe relatedtoit2s 018annuaml eetingosfhareholderbs ycontacting ManagedREIT’ds efinitiveproxystatemenat ndothemr aterials thefirmassistinginthesolicitationopf roxiesM, orrowSoda LliLC, tofllreea(t8006) 62-5200(bankas nd brokercs acll ollecat (t2036) 58-9400). THIRDPARTYINFORMATION Thips resentationmaycontainorrefetrothirdpartyreportas ndotheirnformationrelatingtotheManagedREITosor thepr ers ons. Theauthoar ndsourceoaf nythirdpartyinformationandtheda ManagedREIhT acs ommunicatedwiththeproviderostfhiisnformat inthepreparationotfhethirdpartyinformationc, annogt uaran teoiftps ublicationareclearlyandprominentlyidentified.No ioninthips resentationT.heManagedREIThs avenoat ssisted teetheaccuracyc, ompletenesosar vailabilityotfhethirdpar ty informationan donoet xplicitlyoirmplicitlyendorseoar pprovesuchinformation. 2

Th eRM RGrou pOverview. • TheRMRGroupInc(.NasdaqR: MRi)asholding conductedbyitms ajorityownedoperatingsubsid companyandsubstantiallyaoll iftbs usinesis iaryT,heRMRGroupLLCa, nalternativeasset managemenct ompanyprincipa llyengagedincommerciarle ael state(CREb) usinesses. Foundedin1986tomanageCREcompanieas ndrelatedbusinesses. $30.0billionoaf ssetus ndemr anagemen(tAUM). Ove5r 50CREprofessionalisnitcs orporatehe than35officelocationtshroughouttheU.S. adquarterisnNewton(Boston)M, Aandmore Combinedmanagedcompaniehs aveapproximat 1,400propertieas ndapproximately52,000employees. ely$11billionoaf nnuarlevenueso, ver • RMRmanagefsoutrypeos Cf REbusinesses: managemenat ndapubliclytradedmortgage • RMRBoard6: 0%women/minority. Aos Df ecembe3r 12, 017. (1) ManagedbyRMRAdvisorLsLCa,whollyownedSECregisteredinvestmenat dvisesrubsidiaryoTfheRMRGroupLLC. (2) Privatefunds/accountas ndapubliclytradedREItThapt rincipallymakeprivatedebitnvestmentsecuredbyCREaremanaged RealtyAdvisorLsLCa,whollyownedSECregisteredinvestmenat dvisesrubsidiaryoTfheRMRGroupLLC. byTremont 3 PubliclytradedREITsandprivatecompanies thadt irectlyinvest inCRE. Publiclytraded andprivatelyheldCRErelated operatingbusinesses. Investmentisnpubliclytraded securitieosrfeal estatecompanies. (1) CREdebot riginationfund/account REIT.(2)

RM RManage dREIT sOverview. recognizedbrands. OntarioC, anada. propertielseasedtosingletenants. commercialal ndlsocatedinHawaaii reownedby PropertieTsrusta,publiclytradedREItThapt rimarily ILPT’fsinanciarlesultas reconsolidatedintoSIR’s. Aos Df ecembe3r 12, 017u, nlesos therwisestated. 4 SenioHr ousingPropertieTsrus(tNasdaqS:NH) HospitalityPropertieTsrus(tNasdaqH: PT) SNHiashealthcareREIT. Own4s 40propertiesi,ncludingprimarilyseniolriving communitieas ndmedicaol fficebuilding(sMOBs). Propertieas relocatedin42stateas ndWashington, D.C. Approximately690tenants. AUM$: 8.4billion. InvestmenGt radeRatedB: aa3(Moody’sB/) BB-(S&P). SNHBoard4: 0%women2; 0%minority. HPiTashospitalityREIT. Own3s 23hotel(s49,903roomso) peratedunde2r 1 Own1s 99travecl entersa; lmosat all Ut .SI.nterstate Highwayexits. Propertieas relocatedin45statesP, uertoRicoand AUM$: 10.0billion InvestmenGt radeRatedB: aa2(Moody’sB/) BB-(S&P). HPBT oard2: 0%women. GovernmenPt ropertieIsncomeTrus(tNasdaqG: OV) SelecItncomeREI(TNasdaqS: IR) GOVias nofficeREIT. Own1s 08propertie(s167buildings). Propertieas remajorityleasedtotheU.SG. overnment andothegr overnmenttenantas ndofficeproperties locatedinthemetroD.Cm. arkeat reaareleasedto governmenat ndprivatetenants. Locatedin30stateas ndWashingtonD, .C. AUM$: 3.6 billion. InvestmenGt radeRatedB: aa3(Moody’sB/) BB-(S&P). GOVBoard3: 3%women. SIRias nofficeandindustriaRl EItThapt rimarilyowns Own3s 66officeandindustriapl roperties. 266oSfIR’bs uildingas ndleasableindustriaal nd IndustriaLlogisticPs ropertieTsrus(tNasdaqI:LPT). FollowingILPT’IsPOonJanuary172, 018S,IRitshe largessthareholde(r69.2%o) IfndustriaLlogistics ownas ndleaseisndustriaal ndlogisticps roperties. Propertieas relocatedin36states. AUM$: 4.9billion. InvestmenGt radeRatedB: aa3(Moody’sB/) BB-(S&P). SIRBoard2: 0%women.

Senio rHousin gPropertie sTrust. • SNHtotarleturnperformanceversutsheSNLUS • Boardrefreshmenat nddiversityi:n2015Lisa HarriJsonews aes lectedtotheBoardaas n IndependenTtrusteeandin2018JennifeCr lark REIHT ealthcareIndex .(1) 60.00% SNHIndependenTtrustee FoundeortfheMarylandlawfirm 37% Decembe3r 12, 01710-K. 50.00% 40.00% 30.00% 20.00% 10.00%7.3% 0.00% -10.00% 1year.2years.3years. SNHSNLUSREIHT ealthcareIndex (1)Fotrheperiodes ndedDecembe3r 12, 017. waes lectedaasManagingTrustee. LisaHarriJsones SNHNominatingandGovernance CommitteeChair HarrisJ,one&sMalone. JennifeCr lark SNHManagingTrustee SNHSecretary • 28515WestinghousePlaceWins“TheBuildingof theYeaAr ward”fromBOMAfoGr reater LoAs ngelesS. ixSNHproperties wonsustainability awardisn2017. •BecauseotfheRMRmanagemenct ontractterms, SNH’Gs &Aaaspercenotnf ertevenuecs ompares favorablywiththehealthcareREIpT eegr roup.(1) 40.0% 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% (1)Sourcec: ompanyfilingsT.welvemonthes nded Decembe3r 12, 01F7o. SrNHe, xcludeisncentive managemenfteepaidinrespectto201G7.BCSi1s 2 monthaos Sfeptembe3r 02, 017G. BCShans oyt eftiled5 19%18% 10% 8%9% 8% 8%8% 9% 7% 5% 5% 5% 3% 4% 5% 3% 4% 5% 52.0% 11.7% 9.4% -0.2%-0.5%

Hospitalit yPropertie sTrust. • HPT’stotarleturnperformanceversusSNLUSREIT • Boardrefreshmenat nddiversityi:n2015Donna Fraichewaes lectedtotheBoardaas n HoteIlndex. (1) HPITndependenTtrustee SenioCr ounseoltfhelawfirm HPT’Gs &Aaaspercenotnf ertevenuecs ompares 120.0% 100.0% 10% 9% 10% 6% 7% 10% 9%10% 8% 7% 6% excludeisncentivemanagemenfteepaidinrespectto2017. 35.00% 30.00% 25.00% 20.00% 15.00% 10.00% 5.00%1.9% 0.00%1year.2years.3years. HPTSNLUSREIHT oteInl dex (1)Fotrheperiodes ndedDecembe3r 12, 017. IndependenTtrusteeandin2018JohnMurray waes lectedaasManagingTrustee. DonnaFraiche HPNT ominatingandGovernance CommitteeChair BakerD, onelsonB, earman, Caldweall ndBerkowitzP, C. JohnMurray HPMT anagingTrustee HPPT residen&tCOO • HPiTes nvironmentallyconsciouas ndawareotfhe impacittspropertiehs aveontheenvironment. Workingwithiths oteol peratorsH, PhT as: Implementednumerouisnitiativetsoencourage recyclingopf lasticsp, apear ndmetaolgr lass containers. Initiatedprogramtsoreducewatear ndenergyat guest’os ption. Whenrenovatinghotelsu, sedenergyefficient productsi,ncludinglightingw, indowas ndHVAC equipmenta, ndmanyapplianceisnextendedstay hotelas reEnergyStarrated. Installedcabr atterychargingstationas stomeoifts hotelas ndtravecl enters. •BecauseotfheRMRmanagemenct ontractterms, favorablywiththehoteRl EIpT eegr roup.(1) 98% 80.0% 60.0% 40.0% 20.0% 0.0% (1)Sourcec: ompanyfilingTsw. elvemonthes ndedDecember 312, 01I7n.nSuites HospitalityTrus(tIHTd) ataifsotrhetwelve monthes ndedJanuary312, 018(itfsiscayl eaer ndF)o. Hr PT,6 36% 14% 15%14%15% 11% 6% 31.9% 31.3% 20.0% 6.3% 0.7%

Governmen tPropertie sIncom eTrust. • GOV’stotarleturnperformanceversustheSNL • Boardrefreshmenat nddiversityi:n2017Elena Poptodorova waes lectedtotheBoardaas n IndependenTtrusteeandin2018MarkKleifges USEquityREIITndex. (1) 50.00% GOVIndependenTtrustee theUnitedStates GOVManagingTrustee 14% 40.00% 30.00% 20.00%18.0% 10.00%6.2% 0.00% 1year.2years.3years. GOVSNLUSREIET quityIndex (1)Fotrheperiodes ndedDecembe3r 12, 017. waes lectedaasManagingTrustee. ElenaPoptodorova FormeBr ulgarianAmbassadotro MarkKleifges GOVChieFfinanciaOl ffice&rTreasurer •GOVearnedfive“GreenStars” t,hehighesltevel, foirtsperformanceinthe2017GlobaRl eaEl state Sustainability(GRESBA) ssessment. GOVranked4th overailnlapeegr roup thaitncluded12U.Sl.istedofficeREITs. •BecauseotfheRMRmanagemenct ontractterms, GOV’sG&Aaaspercenotrfevenuecs ompares favorablywiththeequityREIpT eegr roup.(1) 16.0% 14.0% 12.0% 10.0%9% 8.0%7% 6.0%5%5%5% 4.0% 2.0% 0.0% LPTCLIHIW EQC PDM BDN LXP OFC PSB WRE DEA GOV (1)Sourcec: ompanyfilingTsw. elvemonthes nded Decembe3r 12, 017.7 10% 8%8% 6% 6% 2% 40.4% 21.3% 8.4% 6.5%

Selec tIncom eREIT. • SIR’stotarleturnperformanceversustheSNLUS • Boardrefreshmenat nddiversityi:n2012Donna Blackmanwaes lectedaasManagingTrustee. SIRNominatingandGovernance BakerD, onelsonB, earman, SIRManagingTrustee SIR’sG&Aaaspercenotrfevenuecs ompares Decembe3r 12, 01F7o. SrIRe, xcludeisncentive EquityREIITndex.(1) 60.00% 50.00% 40.00% 30.00% 20.00%18.0% 10.00% 0.00% 1year.2years.3years. SIRSNLUSREIET quityIndex (1)Fotrheperiodes ndedDecembe3r 12, 017. Fraichewaes lectedtotheBoardaas n IndependenTtrusteeanidn2018David DonnaFraiche SIRIndependenTtrustee CommitteeChair SenioCr ounseoltfhelawfirm Caldweall ndBerkowitzP, C. DavidBlackman SIRPresiden&tCOO • 19100RidgewoodParkwayWintshe“Buildingof theYeaAr ward”fromBOMA/SanAntonio. • IntotalS, IRwonsixsustainabilitybuildingawards in2017. •BecauseotfheRMRmanagemenct ontractterms, favorablywiththeOfficeREIpT eegr roup.(1) 12.0%11% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% VEROWPCSRCNNNLXPEPRGPTSTAGSIR (1)Sourcec: ompanyfilingTsw. elvemonthes nded managemenfteepaidinrespecot 2f 017.8 9%9% 8% 8% 6% 6% 7% 5%5% 50.3% 34.6% 21.3% 8.2% 8.4%

Sustainabilit yPrinciple san dPractic ea t h eManage dREITs. TheManagedREITsb’ usinesstrategieisncorporateandvalu esustainabilityprinciples. TheManagedREITseekto operatetheipr ropertieisn amannetrhaitmprovetsheenvironmentael fficiencyotfheior perationsT.heManaged REITrsegularlyconsidewr aytsoimprovetheiirnternal ManagedREITse’ nvironmentaslustainabilityandcommu cultureandthecommunitieisnwhichtheyoperateT.he nityengagemensttrategieas reprimarilyimplemented byRMRandfocuos nacomplementaryset oof bjectivesi,ncludingthefollowing: ResponsibleInvestment D: uringtheacquisitionopf roperti environmentaslustainabilityopportunitieas ndclimate esR, MRassessesa, mongothetrhings, relatedriskas ps arot tfheduediligenceprocess. • TheManagedREITrsegularlyseektoinvesitnsu performanceandenhanceassevt alue. stainabilitypracticetshaitmproveenvironmental EnvironmentaSl tewardship T:heManagedREITst,hroughRMR, seektoimprovetheenvironmental • footprinot tfheipr ropertiesi,ncludingbyredu cingenergyconsumptionandwateur sageattheir propertiese, speciallywhendoingsomayreduceoperatingcostas ndimprovetheproperties’ competitivepositions. CorporateCitizenship T:heManagedREITseektoberesponsi thecommunitieisnwhichtheyownpropertiesT.he blecorporatecitizenas ndtostrengthen • ManagedREIThs avenoemployeebs uRt MRregularly encourageistes mployeetsoengage participationinacompanywideserviceday inavarietyocf haritableandcommunityprogramsi,ncluding andamatchingcharitablegivingprogram. TolearnmoreabouttheManagedREITsa’ n dRMR’sustainabilityinitiativesv, isit www.rmrgroup.com/corporate-sustainability and http://www.govreit.com/Sustainability/default.aspx. 9

Gree nInitiatives. • RMRmanagedpropertiews onmultipleho norfsosrustainabilityeffortisn2017. StateAward(s) Phoenix AZ 360Certification on IL EPAENERGYSTARCertification OMA360PerformanceBuilding BOMA360Certification icago IL icagoBuildingotfheYeaar ndBOMANorthCentraRl egionBuildingotfheYear 360PerformanceBuilding Certification sasCity MO ton NJ AntonioBuildingotfheYear WV EPAENERGYSTARCertification 10 Company BuildingNameCit y SNH AnasazPi lace BOMA SNH 28515WestinghousePlaceVale nciaCA BOMAGr eateLr osAngelesBuildingotfheYeaar ndBOMA360Certification GOV 2020SouthArlingtonHeightsRoad Arlingt SIR 400SouthJeffersonStreetChic agoIL B SNH 1450BuschParkway BuffaloGrove IL SIR 400SouthJeffersonStreetCh BOMACh GOV 25NewporAt venueQuin cyMA EPAENE RGYSTARCertification SNH ValleyCreekOfficeParkGold enValley MN BOMA GOV 330SouthSecondAvenueMinne apolisMN BOMA360 SIR 2555GrandBoulevardKan EPAENER GYSTARCertificationandUSGBCMayor’sEnergyEfficiencyAward GOV 50WesSt tateStreetTren EPAENER GYSTARCertification GOV 305Eas4t 6thStreetNewYo rk NYE PAENERGYSTARCertification SIR 19100RidgewoodParkwaySanA ntonioTX BOMASan GOV 2101BermudaHundredDriveChest erVA EPAENER GYSTARCertification GOV 3294PendeDr riveFairf axVA EPAENE RGYSTARCertification GOV 9960MaylandDriveRich mondVA GreateRr ichmondAssociationfoCr ommerciaRl eaEl stateBuildingotfheYear GOV 882T JacksonDriveFall ingWaters

Nation aDl OnFridayJ,une162, 017e, mployeefsrom26RMR volunteear 2t 8locationsb, enefitting25differe rangeocf ausesf,romveteransupporat ndhunger a yo fService. officeas crostsheU.Sc. ametogethetro nct haritableorganizationas ddressingawide relietfohomelessnesas ndjob-trainingR. MR’s • nexct ompanywideserviceday ischeduledfoMr ay112, 018. 25 charitiebs enefitednationally. 12,226 poundos ffoodpackagedfor distribution. 541 familierseceivedclothingandcare. 50 treews ereplanted. 11 SINCE1999R, MRHASDONATEDOVER$2MILLIONONBEHALF OFITSEMPLOYEESTOCHARITABLEORGANIZATIONSACROSSTHE UNITEDSTATES.

Boar dDiversit yan dRefreshmen ta tRM Ran dits Manage dCompanies. RMRManagingDirector RMRIndependenDt irector RMRIndependenDt irector ChieEf xecutiveOfficer andGovernanceCommittee Since2010R, MRanditsmanagedcompanybo ardshavebeenrefreshedwith10 womenand4minoritymembers. • SNHBoard4: 0%women2; 0%minoritywom Presiden&tCOO. enm; inoritiecs hai1cr ommitteeW.oman TABoard4: 0%women2; 0%minoritywomenm; inoritiecs hai2cr ommittees. FVEBoard4: 0%womenw; omenchai2cr ommittees. GOVBoard3: 3%womenw; omenchai1cr ommittee. HPBT oard2: 0%womenw; omenchai1cr ommittee. SIRBoard2: 0%womenw; omenchai1cr ommittee. TAW: omen’FsorumoNf ewYork2; 017Breakfasot Cf orporateChampions. HPTS,NHG, OVF,VEandTAarllecognizeda2s 020WomenonBoardWs inning“W” Companies. • • • • • • • 12 RMRBoardoDf irectors. AnnLoganRosenPlevnelievAdamPortnoy Chaior Af udiCt ommitteeChaior Nf ominatingRMRPresiden&t JennifeCr lark WalteWr atkinsRMRManagingDirector RMRIndependenDt irectorRMRExecutiveVicePresident, Chaior Cf ompensationCommittee GeneraCl ounse&lSecretary

RM RManage dOperatin gCompanies Aos Df ecembe3r 12, 017. 13 TremonMt ortgageTrust (NasdaqT:RMT) TremonMt ortgageTrusitasreael statefinancecompany focusingprimarilyonoriginatingandinvestinginfirst mortgageloansecuredbymiddlemarkeat nd transitionaCl RE. RMRReaEl stateIncomeFund (NYSEAmericanR: IF) RMRReaEl state IncomeFundiasclosed-endfundthat investps rimarilyincommonandpreferredsecurities issuedbyREITas ndotherreael statecompanie(sother thancompaniems anagedbyoar ffiliatedwithRMR). SonestaInternationaHl otels Corporation(PrivatelyOwned) Sonestamanageos frranchise7s 5 hotelas ndcruiseshipisnseven countries. - Annuarlevenueos$f 419million. - Approximately3,000employees. FiveStaSr enioLrivingInc. (NasdaqF:VE) FVEoperatems orethan280senior livingcommunitietshroughoutthe U.S. - Annuarlevenueos$f 1.4billion. - Approximately24,800employees. TravelCentersoAf mericaLLC (NasdaqT:A) TAoperatems orethan220full servicetravecl enterlsocatedalong theU.SI.nterstateHighwaySystem pluos ve2r 20conveniencestores andstandalonefamilystyle restaurants. - Annuarlevenueos$f 6.1billion. - Approximately24,000employees.

Th eRM Rtransactio nha sfurthe raligne dRMR’ sinterest swith HPT ,SNH ,GO Van dSI Rshareholders. • InJune2015H, PTS,NHG, OVandSIRacquiredapproxim transactionthaat lsoincludedamendmenttsot atelyhalof TfheRMRGroupfo$r 11.52pesrhareina heManagedREITsm’ anagemenct ontractws ithRMR. • ThefouMr anagedREITds istributedapproximatelyhalf Decembe1r 52, 015T,heRMRGroupbegantrad otfheiRr MRsharetsotheisrhareholderas ndo, n ingontheNasdaqundetrheticke“rRMR”. • OnDecembe3r 12, 017R, MR’cs losingpricewa$s 59.30pe ManagedREITps’urchaseprice. srharea, napproximately400%increaseovetrhe • Inadditions,inceDecembe1r 52, 015R, MRhaps a idaggregatedividendos $f 2.05pecr ommonshare. FurtheAr lignedInterests  RMRsharews ereacquiredbytheManagedREITas t managemenat greementas ndpaymenwt as asignificandt iscounitnexchangefo2r 0year principallymadeinREIsThares.  Thehistoricaol wneros Rf MRbecameow neros afsignificannt umb eor rfestrictedshareos Hf PTS,NHG, OVand SIRandthoseshareas resubjecttolockupagreementtshrough2025.  HPTS,NHG, OVandSIRownRMRshareas ndbenefiwt henRMRdoews ell.  WithRMRaaspubliccompanyt,hereigs reatetrransp managementi,ncludingRMR’cs ompensationprac arencyfoHr PTS,NHG, OVandSIRshareholderisntoRMR ticeas ndfinanciaal ndoperatingresults. 14 TheRMRtransactioncamesoonaftearsignificanpt riorrestructuringotfheRMRmanagemenat greementws ith HPTS,NHG, OVandSIRw, hichalsofurthear lignedinterestst:heagreementws erechangedtoprovidemonthly managemenfteebs asedontheloweor hf istoricacl osot freael stateotrotaml arkect apitalizationaws eall tso provideincentivefeebs asedontotaslhareholderreturncs omparedtorelevanbt enchmarkindiceos vearthree yeapr eriod.

Th eRM RManage dREIT shav eoutperforme dth eSN LU.S .REIT Equit yInde xsinc eRMR’ srestructurin gan dpubli clisting. AoDsfecembe3r12,017 90% 80% 70% SNH5: 8.91% SIR5: 3.03% 60% 50% GOV4: 1.72% 40% HPT3: 1.77% 30% SNUL .SR. EIT EquityIndex: 20.76% 20% 10% 0% -10% -20% 15

InvestoEr ngagemenPt resentation May2018